UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 26, 2017

ORRSTOWN FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(SEC File Number)	(IRS Employer Identification No.)

77 East King Street, P.O. Box 250, Shippensburg, Pennsylvania	17257
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	717 532-6114

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ORRSTOWN FINANCIAL SERVICES, INC.

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02     Results of Operations and Financial Condition.

On January 26, 2017, Orrstown Financial Services, Inc. issued a press release to report earnings for the quarter ended December 31, 2016.
A copy of the press release is furnished with this Form 8-K as Exhibit 99, and is incorporated herein in its entirety by reference.

Section 7 – Regulation FD

Item 7.01     Regulation FD Disclosure.

On January 25, 2017, the Board of Directors of Orrstown Financial Services, Inc. declared a cash dividend of $0.10 per common share, payable on February 17, 2017 to shareholders of record February 10, 2017.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99	Press Release dated	January 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.
Date: January 26, 2017	By:	/s/ David P. Boyle
David P. Boyle Executive Vice President and Chief Financial Officer (Duly Authorized Representative)